UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2025
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

12390 El Camino Real	92130
San Diego	(Zip Code)
California
(Address of principal executive offices)
(858) 794-8889
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On October 1, 2025, Cortney Caudill was appointed as Senior Vice President, Chief Operating Officer of Halozyme Therapeutics, Inc. (the “Company”), effective immediately. Ms. Caudill (age 49) has served as the Company’s Senior Vice President, Chief Operations Officer since October 2023. Prior to joining the Company, from 2019 to October 2023, Ms. Caudill served in roles with increasing responsibility at Aeglea Biotherapeutics, Inc., a biotechnology company, including Vice President of Manufacturing, Senior Vice President, Technical Operations and most recently as Chief Product Officer. From 2002 to 2018, she held operational roles of increasing responsibility at various life sciences companies such as Cambrex Bioscience, Vaxagen, Inc., Genentech, Vetter Pharma International, Samsung Biologics, Baxalta and Eaulife NA. She received her B.S. degree in biology and her B.A degree in psychology from the University of Texas.
There are no family relationships between Ms. Caudill and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Ms. Caudill does not have a direct or indirect material interest in any transaction or arrangement in which the Company is a participant.
Ms. Caudill’s initial annual base salary as Chief Operating Officer will be $600,000 and she will be eligible to participate in the Company’s executive officer incentive plans, with a 2025 bonus target equal to 50% of her base salary. Ms. Caudill will be eligible to receive long-term incentive awards in accordance with the Compensation Committee’s equity award grant practices for the Company’s executive officers. In connection with her appointment as Chief Operating Officer, Ms. Caudill will receive an equity award valued at $500,000 delivered 50% in stock options and 50% in restricted stock units. The options and restricted stock units will vest in accordance with the Company’s standard four-year vesting schedule.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc. (Registrant)

Dated:	October 6, 2025	By:	/s/ Mark Snyder
Mark Snyder
Senior Vice President, General Counsel and Corporate Secretary